UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 15, 2006 (May 10, 2006)

WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code	(207) 773-8171

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 10, 2006, Wright Express Corporation (the “Company”) purchased put option contracts and sold call option contracts, designed to be a costless collar, on the price of gasoline and diesel fuel with J. Aron & Company (collectively, the “Contracts”). The Contracts have an aggregate notional amount of approximately 10.8 million gallons of gasoline and diesel fuel and will expire on a monthly basis during the fourth quarter of 2007 and the first two quarters of 2008. The settlement of the Contracts is based upon the U.S. Department of Energy’s weekly retail on-highway national US average diesel price and the New York Mercantile Exchange nearby unleaded gasoline contracts for the month. The Contracts lock in a weighted average floor price of approximately $2.61 per gallon and a weighted average ceiling price of approximately $2.67 per gallon.
On May 15, 2006, the Company issued a press release announcing this transaction.
Item 8.01 Other Events.
On May 15, 2006, Wright Express Corporation issued a press release entitled “Wright Express Extends Its Existing Fuel-Price Risk Management Program through the 2Q 2008.” A copy of the press release is attached as exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Form of confirmation evidencing purchases of Nymex Unleaded Regular Gasoline put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.18 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
10.2	Form of confirmation evidencing purchases of Nymex Diesel put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
99.1*	Press release of Wright Express Corporation dated May 15, 2006.
*	Indicates that exhibit is filed with this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: May 15, 2006	By:	/s/ Melissa D. Smith
Melissa D. Smith
Senior Vice President, Finance and Chief Financial Officer (principal financial officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 15, 2006
EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of confirmation evidencing purchases of Nymex Unleaded Regular Gasoline put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.18 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
10.2	Form of confirmation evidencing purchases of Nymex Diesel put options and call options by Wright Express Corporation from J. Aron & Company (incorporated by reference to Exhibit No. 10.19 to our quarterly report on Form 10-Q filed with the SEC on October 27, 2005, File No. 001-32426).
99.1*	Press release of Wright Express Corporation dated May 15, 2006.
*	Indicates that exhibit is filed with this report.